                                                                Exhibit 10.13(g)

               AMENDMENT NUMBER 7 TO PURCHASE AGREEMENT GCT-025/98

This Amendment Number 7 to Purchase Agreement GCT-025/98, dated as of March 13, 2000 ("Amendment No. 7") relates to the Purchase Agreement GCT-025/98 (the "Purchase Agreement") between EMBRAER - Empresa Brasileira de Aeronautica S.A. ("Embraer") and Solitair Corp. ("Buyer") dated June 17, 1998 as amended from time to time (collectively referred to herein as "Agreement"). This Amendment No. 7 is between Embraer and Buyer, collectively referred to herein as the "Parties".

This Amendment No. 7 sets forth certain additional agreements between Embraer and Buyer relative to Buyer's exercise of its option to purchase the [*].

This Amendment No. 7 constitutes an amendment and modification of the Purchase Agreement. Except as otherwise provided for herein all terms of the Purchase Agreement shall remain in full force and effect. All terms defined in this Amendment No. 7 which are not defined in the Purchase Agreement shall have the meaning set forth in this Amendment No. 7. All capitalized terms used in this Amendment No. 7 which are not defined herein shall have the meaning given in the Purchase Agreement. In the event of any conflict between this Amendment No. 7 and the Purchase Agreement the terms, conditions and provisions of this Amendment No. 7 shall control.

WHEREAS, in connection with the Parties' agreements as described above, the Parties have agreed to amend the Purchase Agreement as provided for below;

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged Embraer and Buyer hereby agree as follows:

1.    SUBJECT: Article "2.a" shall be deleted and replaced with the following:

      a. Embraer shall sell and Buyer shall purchase and take delivery of forty-five (45) Aircraft ("Firm Aircraft"), and if Buyer so elects, up to forty-five (45) Option Aircraft, upon the terms and conditions contained in this Agreement.

2. PRICES: Article "3.a.1" shall be deleted and replaced with the following chart:

      1.    The per unit Aircraft Basic Price shall be:

--------------------------------------------------------------------------------
     Aircraft #                              Price
--------------------------------------------------------------------------------
    1 through 6

                                     [*]


--------------------------------------------------------------------------------


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

--------------------------------------------------------------------------------

                                     [*]

--------------------------------------------------------------------------------
    7 through 10

                                     [*]

--------------------------------------------------------------------------------
   11 through 27
                                     [*]

--------------------------------------------------------------------------------
   28 through 45

                                     [*]

--------------------------------------------------------------------------------

3. AIRCRAFT DELIVERY SCHEDULE: The delivery schedule contained in Article "5.a" shall be deleted and replaced with the following:

-----------------------------------------------------------------------------------------------------------------
         A/C #         DELIVERY MONTH         A/C #         DELIVERY MONTH         A/C #           DELIVERY MONTH
-----------------------------------------------------------------------------------------------------------------
          01              Apr-99*              16             30 Nov-00             31               28 Sep-01
-----------------------------------------------------------------------------------------------------------------
          02              Jun-99*              17             15 Dec-00             32               12 Oct-01
-----------------------------------------------------------------------------------------------------------------
          03              Aug-99*              18             19 Jan-01             33               26 Oct-01
-----------------------------------------------------------------------------------------------------------------
          04              Nov-99*              19             31 Jan-01             34               16 Nov-01
-----------------------------------------------------------------------------------------------------------------
          05            30 Jan-00*             20             28 Feb-01             35               30 Nov-01
-----------------------------------------------------------------------------------------------------------------
          06            28 Feb-00*             21             30 Mar-01             36               20 Dec-01
-----------------------------------------------------------------------------------------------------------------
          07             31 Mar-00             22             27 Apr-01             37               18 Jan-02
-----------------------------------------------------------------------------------------------------------------
          08             31 May-00             23             17 May-01             38               31 Jan-02
-----------------------------------------------------------------------------------------------------------------
          09          07 Jun-00 (**)           24             31 May-01             39               15 Feb-02
-----------------------------------------------------------------------------------------------------------------
          10             28 Jul-00             25             29 Jun-01             40               28 Feb-02
-----------------------------------------------------------------------------------------------------------------
          11             24 Aug-00             26             20 Jul-01             41               15 Mar-02
-----------------------------------------------------------------------------------------------------------------
          12             31 Aug-00             27             27 Jul-01             42               28 Mar-02
-----------------------------------------------------------------------------------------------------------------
          13             29 Sep-00             28             24 Aug-01             43               30 Apr-02
-----------------------------------------------------------------------------------------------------------------
          14             31 Oct-00             29             31 Aug-01             44               17 May-02
-----------------------------------------------------------------------------------------------------------------
          15             30 Nov-00             30             21 Sep-01             45               31 May-02
-----------------------------------------------------------------------------------------------------------------

REMARKS: * Delivered to Buyer as of the date hereof

         ** Delivery in first week of stated month

4. TRAINING CONTINGENCY: In Article "7.j" the second to last sentence in such Article shall be deleted and shall be replaced with the following sentence:

      In regard to the fifth (5th) through the ninetieth (90th) Aircraft to be provided to Buyer, any Transferee or Other Transferee, a material portion of Pilot Familiarization Program, Maintenance Familiarization Course, and Flight Attendant Familiarization Course shall be respectively at least
      [*] of the pilot training services allocated in proportion to the delivery of each Aircraft, [*] qualified mechanics and [* ]flight attendant representatives per Aircraft.

5. AIRWORTHINESS DIRECTIVES: paragraph "11.e" shall be changed to read as follows:


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

      e. Major Changes as referred to in item "c.2." above which are classified as AD's mandatory by CTA and or FAA shall be conveyed to Buyer by means of Service Bulletins, approved by said authorities. Incorporation of such Service Bulletins in all Aircraft and Spares yet to be delivered to Buyer will be made by Embraer at Embraer's own costs, in a commercially reasonable period of time. For all mandatory AD issued by the FAA and or CTA during the applicable warranty period for each Aircraft as provided for in Attachment C, Embraer shall provide to Buyer at Embraer's own cost and expense all parts kits necessary for the incorporation of such AD's in Aircraft and Spares delivered to Buyer. Buyer shall incorporate such AD's in the relevant Aircraft at its own cost and expense. For all AD's which apply to defective parts in the Aircraft airframe (excluding the Aircraft systems), Embraer shall however reimburse Buyer for [*] of reasonable direct labor costs incurred by Buyer for implementation of each such AD which exceeds [*] at a rate of [*]. When flight safety is affected, such changes will be immediately incorporated.

6.    TECHNICAL ASSISTANCE SERVICES:

      6.1 Article "13.e.1" shall be deleted and replaced with the following sentence:

      One (1) Pilot Familiarization Program for up to [*] of the
      Designated Operator's pilots per Aircraft #1 through #4, and up to [*] of the Designated Operator's pilots per Aircraft #5 through #45 including ground familiarization as regards Aircraft systems, weight and balance, performance and normal/emergency procedures; Flight simulator training in accordance with Designated Operator's approved Flight Operations Training Program, [*]."

      6.2 Article "13.e.2" shall be deleted and replaced with the following sentence:

      One (1) Maintenance Familiarization Course for up to [*] qualified mechanics of the Designated Operator's mechanics per each of the first [*] Firm Aircraft and for up to [*] qualified mechanics of the Designated Operator's mechanics per each of the Firm Aircraft #11 through #45. This course shall consist of classroom familiarization with Aircraft systems and structures and shall be in accordance with ATA specification 104, level III.

      6.3 Article "13.e.3" shall be deleted and replaced with the following sentence:

      One (1) Flight Attendant Familiarization Course for up to [*] of Designated Operator's flight attendant representatives per each of the first [*] Firm


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

      Aircraft, and for up to [*] of Designated Operator's flight attendant representatives per each of Firm Aircraft #31 through #45. This course shall consist of classroom familiarization, including a general description of Aircraft and systems to be used by flight attendants if requested, Embraer may demonstrate procedures described in the classroom, subject to Buyer's Aircraft availability.

      6.4 The first full paragraph in Article "13.e.4" shall be deleted and replaced with the following paragraph:



                                [*]



7. PUBLICATIONS: The first full paragraph of Article "15.a" shall be deleted and replaced as follows:

      AIRCRAFT PUBLICATIONS - Embraer shall supply, at no cost to Buyer, copies of operational and maintenance publications applicable thereto, in the English language and in the quantities as specified in item "3" of Attachment "B". Such publications are issued under the applicable specification and are available in hard copies or in CD ROM format as provided for in Attachment B. The revision service for these publications and the license fee for the CD ROM software is provided, free of charge, including mailing services (except for air cargo shipping), for [*] and subsequently at a nominal fee. Such publications will be delivered together with the Aircraft.

8. OPTION FOR THE PURCHASE OF ADDITIONAL EMB-145 AIRCRAFT: Article 24 shall be deleted and shall be replaced with the following:

      Buyer shall have the option to purchase the Option Aircraft, to be delivered in accordance with the chart below, subject to the terms and conditions of this Article


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

      24.

------------------------------------------------------------------------------------------------------------
        A/C #        DELIVERY MONTH       A/C #       DELIVERY MONTH        A/C #       DELIVERY MONTH
------------------------------------------------------------------------------------------------------------
         01            14 Jun-02           16           18 Abr-03            31           27 Feb-04
------------------------------------------------------------------------------------------------------------
         02            28 Jun-02           17           30 Abr-03            32           17 Mar-04
------------------------------------------------------------------------------------------------------------
         03            15 Jul-02           18           16 May-03            33           31 Mar-04
------------------------------------------------------------------------------------------------------------
         04            29 Jul-02           19           30 May-03            34           30 Abr-04
------------------------------------------------------------------------------------------------------------
         05            30 Aug-02           20           30 Jun-03            35           17 May-04
------------------------------------------------------------------------------------------------------------
         06            16 Sep-02           21           18 Jul-03            36           31 May-04
------------------------------------------------------------------------------------------------------------
         07            30 Sep-02           22           31 Jul-03            37           16 Jun-04
------------------------------------------------------------------------------------------------------------
         08            17 Oct-02           23           29 Aug-03            38           30 Jun-04
------------------------------------------------------------------------------------------------------------
         09            29 Nov-02           24           16 Sep-03            39           30 Jul-04
------------------------------------------------------------------------------------------------------------
         10            20 Dec-02           25           30 Sep-03            40           17 Aug-04
------------------------------------------------------------------------------------------------------------
         11            17 Jan-03           26           31 Oct-03            41           31 Aug-04
------------------------------------------------------------------------------------------------------------
         12            31 Jan-03           27           28 Nov-03            42           30 Sep-04
------------------------------------------------------------------------------------------------------------
         13            14 Feb-03           28           17 Dec-03            43           29 Oct-04
------------------------------------------------------------------------------------------------------------
         14            28 Feb-03           29           31 Dec-03            44           30 Nov-04
------------------------------------------------------------------------------------------------------------
         15            31 Mar-03           30           30 Jan-04            45           22 Dec-04
------------------------------------------------------------------------------------------------------------

      The Option Aircraft shall be divided into nine groups of five aircraft. The groups shall be referred to collectively as the "Option Groups" and each may be referred to individually as an "Option Group".

      a. INITIAL DEPOSIT: A refundable deposit of [*] per Option Aircraft is due and payable within [*]

      b. BASIC PRICE: The unit basic price of each Option Aircraft shall be [*] provided that such Option Aircraft be delivered to Buyer in accordance with the chart above and in the same configuration, specification and installations specified in Attachment "A", as such attachment is written on the date of signature of this Amendment No. 7 unless otherwise modified by the Parties and the costs for such changes shall be in addition to the Basic Price.

      c. ESCALATION: The unit basic price of each relevant Option Aircraft shall be escalated according to Attachment "D". The escalation shall begin [*].

      d. DEPOSIT AND PROGRESS PAYMENTS: The payment of the price specified in item "c" above, shall be made according to the following:

            1.    The initial deposit of [*]   per Option Aircraft, to be
                  made by Buyer according to Article 24.a., shall apply toward the price of the relevant Option Aircraft.


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* Confidential

            2.    A progress payment of [*] per exercised Option
                  Aircraft, less the [*] per exercised Option
                  Aircraft is due and payable [*] to each
                  exercised Option Aircraft contractual delivery date.

            3. A progress payment of [*] of the unit basic price defined in item "c" above is due and payable [*] prior to each relevant exercised Option Aircraft contractual delivery date.

            4. A progress payment of [*] of the unit basic price defined in item "c" above is due and payable [*] prior to each exercised Option Aircraft contractual delivery date.

            5. The balance of each exercised Option Aircraft escalated price is due and payable upon acceptance of each relevant Aircraft by Buyer.

      e. CONFIRMATION OF OPTIONS GROUPS: Buyer's options to purchase Option Groups shall be confirmed on or before [*] in each Option Group. At the time of such confirmation, the Initial Deposit with respect to the Option Aircraft in such Option Group shall become non refundable. In the event that Buyer fails to exercise its option with respect to any [*].

      f. FAILURE TO CONFIRM; RETURN OF DEPOSIT: If Buyer fails to confirm an Option Group as provided in item "e", Buyer shall have no right to acquire the Option Aircraft in that Option Group and the relevant portion of the deposit made according to item "d.1" above, if any, shall be refunded to Buyer within five (5) Business Days after Buyer's failure to confirm, renunciation of, or failure to obtain, an option to purchase the Option Group, with interest at the five
            (5) year LIBOR commencing on the date such deposits were paid to Embraer, or at Buyer's option Embraer shall apply any amounts paid by Buyer to any amounts then due and owing to Embraer by Buyer. In the event Embraer fails to return the deposits with accumulated interest to Buyer as provided for herein, Embraer shall also pay to Buyer additional interest of [*] per month on such outstanding amounts not paid by Embraer from the date on which such payments were to have been made until receipt by Buyer.

      g. SERVICES: The services Embraer will provide pursuant to Article 13 in regard to the Option Aircraft which will be delivered pursuant to this Article 24 shall be in accordance with the services provided for Aircraft #31 - #45 under Article 13.e.1 through 3 above.

9.    ATTACHMENT "B":

      9.1 The quantity of publications described in paragraph 3 of Attachment B shall be


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

            [*].

      9.2 After the list of publications contained in paragraph 3 of Attachment B shall be included a new paragraph as follows:

            "Remark: The Maintenance sets number 9, 10, 11, 12, 14, 18, 20, 21 and 22 are available in CD ROM format. Buyer shall inform Embraer by means of a written notice no later than sixty (60) days before the Aircraft #8 Contractual Delivery Date, which portion of the above described quantity of Maintenance Sets shall be supplied in hard copies or in CD ROM format, otherwise, the Maintenance Sets will be provided by Embraer in hard copies."

10.   ATTACHMENT "C":

      10.1 In Article "1.a" of Attachment C the terms [*] shall deleted and replaced with the terms [*].

      10.2 In Article "1.b" of Attachment C the terms [*] shall be deleted and replaced with the terms [*].

11.   ATTACHMENT "D":

      11.1 In Attachment D the description of indexes [*] shall be changed as follows:

      "..... of the period ending [*]

      11.2  The description of indexes [*] shall be changed to read as follows:

      "..... referring to the [*]

12.   NEW ATTACHMENT "I":
A new Attachment "I" shall be included in the Purchase Agreement in accordance with Schedule "A" to this Amendment Number 7.

13.   NEW ATTACHMENT "J":
A new Attachment "J" shall be included in the Purchase Agreement in accordance with Schedule "B" to this Amendment Number 7.

14.   MISCELLANEOUS
All other provisions of the Agreement which have not been specifically amended or modified by this Amendment No. 7 shall remain valid in full force and effect without any change.


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

[The remainder of this page has been left blank intentionally.]

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 7 to be effective as of the date first written above.

EMBRAER - Empresa Brasileira de                  Solitair Corp.
Aeronautica S.A.


By     /s/ Frederico Fleury Curado               By     /s/ Kenneth A. Rubin
         --------------------------                   -------------------------
Name:  Frederico Fleury Curado                   Name:   Kenneth A. Rubin
Title: Exeuctive Vice President                  Title:  Vice President


By     /s/ Antonio L.P. Mariso                   Date:    3/13/00
         --------------------------              Place:   Greenwich, CT
Name:  Antonio L.P. Mariso
Title: Executive Vice-President and
       CFO


Date:  March 13, 2000
Place: Sao Jose dos Campos, Brazil

                       SCHEDULE "A" TO THE AMENDMENT No 7
--------------------------------------------------------------------------------


                               [*]


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                       SCHEDULE "A" TO THE AMENDMENT No 7
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                                    [*]


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                       SCHEDULE "A" TO THE AMENDMENT No 7
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                                [*]

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                       SCHEDULE "A" TO THE AMENDMENT No 7
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                              [*]

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                       SCHEDULE "A" TO THE AMENDMENT No 7
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                      [*]

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                       SCHEDULE "A" TO THE AMENDMENT No 7
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                               [*]


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                       SCHEDULE "A" TO THE AMENDMENT No 7
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                        [*]


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                       SCHEDULE "A" TO THE AMENDMENT No 7
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                              [*]


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                       SCHEDULE "B" TO THE AMENDMENT No 7
--------------------------------------------------------------------------------

                 ATTACHMENT "J" - AIRCRAFT PERFORMANCE GUARANTEE

1.    GUARANTEES

      Embraer, subject to the conditions and limitations hereby expressed, and considering the Aircraft with a maximum takeoff weight of 48,501 pounds (22,000 kg) and equipped with EMBRAER furnished Rolls-Royce Allison AE 3007A1 engines, guarantees each Aircraft as follows:

      a. On the Aircraft Actual Delivery Date, the Aircraft will comply with the following performance:

            a.1   CRUISE SPECIFIC AIR RANGE

                  The cruise specific air range at a gross weight of 40,000 pounds (18,144 Kg) in a standard day (ISA), at an altitude of 35,000 feet, at 440 KTAS using not more than maximum cruise thrust, shall not be less than the guarantee value:

                           NOMINAL:         .179 NAM/Pound
                           TOLERANCE:     - .005 NAM/Pound
                           GUARANTEE:       .174 NAM/Pound

            a.2   MISSION PAYLOAD

            a.    2.1   The payload for a stage length of 1000 nautical miles in
                        still air, shall not be less than the guarantee value:

                        GUARANTEE:                11,969 Pounds (5,430 kg)

                        Note: the above guaranteed value is subject to the same tolerance applicable to the M.E.W. pursuant to Paragraph
                        a.3 below.

                        The above guarantee is based on the following conditions and operating rules:

                        Stage Length: The stage is defined as the sum of the distances for length climb, cruise and descent.

                        Takeoff: The airport altitude is at SEA LEVEL. The takeoff weight is not limited by the airport conditions. Maximum takeoff thrust is used for the takeoff.

                        Climbout Maneuver:

                       SCHEDULE "B" TO THE AMENDMENT No 7
--------------------------------------------------------------------------------

                  Following the takeoff to 35 feet, the Aircraft accelerates to 245 KCAS while climbing to 1,500 feet above the departure airport altitude and retracting flaps and landing gear.

                  Climb:

                  The Aircraft climbs from 1,500 feet above the departure airport altitude to 10,000 feet altitude at 245 KCAS.
                  The Aircraft then accelerates to a speed of 270 KCAS.
                  The climb continues at 270 KCAS until 17,500 feet is reached. The climb continues at 0.56 Mach number to cruise altitude. The temperature is ISA during the climb.
                  Maximum climb thrust is used throughout the climb.

                  Cruise:

                  The Aircraft cruises at an average speed of 0.76 Mach number. The cruise altitude is 35,000 feet.
                  The temperature is ISA during cruise.
                  The cruise thrust is not to exceed maximum cruise thrust.

                  Descent:

                  The Aircraft descends from the cruise altitude at 250 KCAS. The descent continues at 250 KCAS to an altitude of 1,500 feet.
                  The temperature is ISA during descent.

                  Approach and Landing Maneuver:

                  The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands. The destination airport elevation is at sea level.

                  Fixed Allowances:

                  For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

                  Taxi-out fuel: 46 Pounds, equivalent to 3 minutes.

                  Takeoff and Climbout Maneuver fuel: 99 Pounds.

                  Approach and Landing Maneuver fuel: 77 Pounds.

                  Taxi-in fuel (shall be consumed from the reserve fuel): 46 Pounds, equivalent to 3 minutes of taxi.

                  The usable reserve fuel remaining upon completion of the landing: 2090 Pounds.

                       SCHEDULE "B" TO THE AMENDMENT No 7
--------------------------------------------------------------------------------

                  a.2.2 OPERATIONAL EMPTY WEIGHT BASIS

                        Operational empty weight (OEW) derived in accordance with Paragraph a.2.3 shall be used as the basis for the mission payload guarantees of Paragraph a.2.1.

                  a.2.3 EMB-145 WEIGHT SUMMARY

  ---------------------------------------------------------------------------------------------------
                      ITEMS                                          WEIGHT (kg)       WEIGHT (lb)
  ---------------------------------------------------------------------------------------------------

  ---------------------------------------------------------------------------------------------------
      1 - M.E.W. Std. EMB-145 Aircraft Configuration                    11,200            24,692
  ---------------------------------------------------------------------------------------------------
      2 - Option to std EMB-145 Aircraft (*)                               593             1,307
  ---------------------------------------------------------------------------------------------------
      3 - M.E.W.  Customer Configuration                                11,793            25,999
  ---------------------------------------------------------------------------------------------------
      4 - Operating Items                                                  556             1,226
  ---------------------------------------------------------------------------------------------------
      a - Pilot and Copilot (180 Lb each) (**)                               164.0             361.6
  ---------------------------------------------------------------------------------------------------
      b - Stewardess (140 Lb each) (**)                                       64.0             141.1
  ---------------------------------------------------------------------------------------------------
      c - Engine oil                                                          24.0              52.9
  ---------------------------------------------------------------------------------------------------
      d - Hydraulic Fluid                                                     36.0              79.4
  ---------------------------------------------------------------------------------------------------
      e - Unusable Fuel                                                       44.0              97.0
  ---------------------------------------------------------------------------------------------------
      f - Apu Oil                                                              2.0               4.4
  ---------------------------------------------------------------------------------------------------
      g - Toilet Fluid                                                         7.0              15.4
  ---------------------------------------------------------------------------------------------------
      h - Water                                                               20.0              44.1
  ---------------------------------------------------------------------------------------------------
      i - Flight Kit                                                          10.0              22.0
  ---------------------------------------------------------------------------------------------------
      j - Crew Baggage                                                        20.4              45.0
  ---------------------------------------------------------------------------------------------------
      k - Catering Standard                                                  160.0             352.7
  ---------------------------------------------------------------------------------------------------
      l - Pass. Serv. Equip.                                                   4.5               9.9
  ---------------------------------------------------------------------------------------------------
      m - 2nd Attendant                                                        0.0               0.0
  ---------------------------------------------------------------------------------------------------
      5 - O. E. W.  Customer Configuration                              12,349            27,225
  ---------------------------------------------------------------------------------------------------

          REMARKS:

          (*) See Customer Options Table (Item a.5.4).
          (**) In accordance with Advisory Circular No: 120-27C (U.S. Depart.
               Of Transp./FAA)

                  a.2.4 CUSTOMER OPTIONS TABLE:

                       SCHEDULE "B" TO THE AMENDMENT No 7
--------------------------------------------------------------------------------

       ------------------------------------------------------------------------------------------------------------------
                                              ITEMS                                  OPT          WEIGHT          WEIGHT
                                                                                                   (kg)            (lb)
       ------------------------------------------------------------------------------------------------------------------
            A) OPTIONS TO STD AVIONIC CONFIGURATION
       ------------------------------------------------------------------------------------------------------------------
               CAT-II                                                                 Y              0.0             0.0
               ----------------------------------------------------------------------------------------------------------
               2nd Radio Altimeter                                                    Y              4.1             9.0
               ----------------------------------------------------------------------------------------------------------
               2nd DME                                                                Y              1.5             3.3
               ----------------------------------------------------------------------------------------------------------
               2nd ADF                                                                Y              8.0            17.6
               ----------------------------------------------------------------------------------------------------------
               2nd Transponder Mode S                                                 Y              1.0             2.2
               ----------------------------------------------------------------------------------------------------------
               SELCAL - Trimble                                                       Y              3.5             7.7
               ----------------------------------------------------------------------------------------------------------
               Single FMS+GPS Honeywell                                               Y             23.0            50.7
               ----------------------------------------------------------------------------------------------------------
               EGPWS                                                                  Y              3.0             6.6
       ------------------------------------------------------------------------------------------------------------------
               VHF(1st and 2nd) 8.33 kHz spacing                                      Y              0.0             0.0
       ------------------------------------------------------------------------------------------------------------------

            B) OPTIONAL SYSTEM / OTHER EQUIPMENT
       ------------------------------------------------------------------------------------------------------------------
               Thrust Reversers                                                       Y            173.0           381.5
               ----------------------------------------------------------------------------------------------------------
               A1 Engine                                                              Y              6.0            13.2
               ----------------------------------------------------------------------------------------------------------
               Cockpit Floodlight                                                     Y              2.5             5.5
               ----------------------------------------------------------------------------------------------------------
               External Painting (with capability to be polished)                     Y             56.0           123.5
               ----------------------------------------------------------------------------------------------------------
               LR Version                                                             Y            169.0           372.6
               ----------------------------------------------------------------------------------------------------------
               Service door sill protection                                           Y              3.0             6.6
               ----------------------------------------------------------------------------------------------------------
               Cargo door sill protection                                             Y              3.5             7.7
               ----------------------------------------------------------------------------------------------------------
               Cargo Door Light                                                       Y              1.0             2.2
               ----------------------------------------------------------------------------------------------------------
               Provisions for JAA Certification (1)                                   Y              4.3             9.5
               ----------------------------------------------------------------------------------------------------------
               Plug Type Passenger Door                                               Y             -8.0           -17.6
       ------------------------------------------------------------------------------------------------------------------

            C) INTERIOR OPTIONAL ITEMS
       ------------------------------------------------------------------------------------------------------------------
               Interior Option 1   (2)                                                Y             12.0            26.5
               ----------------------------------------------------------------------------------------------------------
               Audio Entertainment                                                    Y              2.5             5.5
               ----------------------------------------------------------------------------------------------------------
               2nd Attendant kit (includes Handset/Craddle0                           Y             22.2            49.0
               ----------------------------------------------------------------------------------------------------------
               Blue Sterile Light                                                     Y              0.5             1.1
               ----------------------------------------------------------------------------------------------------------
               Baggage Compartment Class C                                            Y             33.0            72.8
               ----------------------------------------------------------------------------------------------------------
               Customized Version Top pax Seat w/ Ultra Leather                       Y             56.7           125.0
               ----------------------------------------------------------------------------------------------------------
               Baggage Restraint Net                                                  Y              8.0            17.6
               ----------------------------------------------------------------------------------------------------------
               Extra Oxygen Mask (3 masks for each double seat)                       Y              3.3             7.3
       ------------------------------------------------------------------------------------------------------------------

       ------------------------------------------------------------------------------------------------------------------
                                                      SUB-TOTAL  OPTIONS STD A/C)                    593            1307
       ------------------------------------------------------------------------------------------------------------------

      (1)   Provisions for JAA Certification:
            -     Wiring provision on the panel lamps for Filament Test
            -     Structural provision for 10(degree) rudder deflection
            - Wiring provision for the nose landing gear door position indication in the EICAS

                       SCHEDULE "B" TO THE AMENDMENT No 7
--------------------------------------------------------------------------------

            - Provision for warning of the selection of Flaps 22(degree) to take-off

            - Provision for limitation of the hydraulic pressure on the speed brake actuator when the aircraft is above 200 knots

      (2)   Galley inserts (Trolley, SU, Hot Jugs) and catering are not included

      a.3   WEIGHT

            The manufacturer's empty weight (M.E.W.), for Customer configuration, is guaranteed to be:

                  NOMINAL:     25,999 Pounds
                  TOLERANCE:      260 Pounds
                  GUARANTEE:   26,259 Pounds

2.    AIRCRAFT CONFIGURATION

      2.1 The guarantees stated above are based on the EMB-145 Basic Aircraft configuration as defined in the Technical Description TD-145/010 dated January 1998, plus specific Buyer configuration options as defined at Attachment "A" to the Purchase Agreement, (hereinafter referred to as the Detail Specification). Appropriate adjustment to the guarantees shall be made for changes in such Detail Specification approved in writing by the Buyer and Embraer. Such adjustments shall be accounted for by Embraer in its evidence of compliance with the guarantees.

            In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Aircraft Performance Guarantee shall be appropriately modified to reflect any such change.

      2.2 The mission payload guarantee of Paragraph 1.a.2 and the Manufacturer's Empty Weight guarantee of Section 1.a.3 shall be adjusted by Embraer for the following in its evidence of compliance with such guarantees:

            (1) Changes to the Detail Specification including Change Requests, Master Changes, Change Orders or any other changes mutually agreed upon between the Buyer and Embraer.

            (2) The difference between the component weight allowances given in the appropriate section of the Detail Specification and the actual weights.



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                       SCHEDULE "B" TO THE AMENDMENT No 7
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3.    GUARANTEE CONDITIONS

      3.1 All guaranteed performance data are based on the ICAO International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

      3.2 The FAA Regulations (FAR) referred to in this Attachment are, unless otherwise specified, the EMB-145 Certification Basis regulations specified in the Type Certificate Data Sheet. The reference number for the Certificate Data Sheet and its date of issue will be provided to Buyer within fifteen (15) days of type approval.

      3.3 The cruise specific air range, speed and altitude capability, and the climb, cruise and descent portions of the mission guarantees include allowances for normal electrical power extraction and normal operation of the air conditioning system. Normal power extraction shall be defined as not less than a 37 kW total electrical and hydraulic loads. Normal operation of the air conditioning system shall be defined as operation in the automatic mode, with the temperature control set to maintain a nominal cabin temperature of 75(Degree)F, and all air conditioning systems operating normally. This operation nominally allows a sea level cabin altitude to be maintained up to 19,500 feet and a maximum cabin pressure differential of 7.8 pounds per square inch at higher altitudes, with a nominal Aircraft cabin ventilation rate of 1,100 cubic feet per minute at 35,000 ft including passenger cabin recirculation (nominal recirculation is 42 percent not considering gasper flow). The APU is turned off unless otherwise specified.

      3.4 The cruise specific air range, speed and altitude capability, and the climb, cruise, and descent portions of the mission guarantees are based on an Aircraft center of gravity location of 26 percent of the mean aerodynamic chord.

      3.5 Performance, where applicable, is based on a fuel Lower Heating Value (LHV) of 18,580 BTU per pound and a fuel density of 6.70 pounds per U.S. gallon.

4.    PARTIES' OBLIGATIONS ACCORDING TO THIS GUARANTEE

      RELATIVE TO THE GUARANTEES STATED IN PARAGRAPH 1.a above:

      4.1 During the Aircraft acceptance to be performed by Buyer in accordance with Article 7 of the Purchase Agreement, Buyer shall check the Aircraft performance specified in paragraph 1.a of this Attachment "J", by using the EMB-145 Aircraft Flight Manual (AFM) and by comparing the flight test data, at the atmospheric conditions prevailing during the flight, with the information presented in the EMB-145 Supplementary Performance



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                       SCHEDULE "B" TO THE AMENDMENT No 7
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            Manual (SPM). All the performance guarantee under this Attachment
            "J" are in accordance with both manuals above mentioned, taking into consideration the established tolerances.

      4.2 Embraer's obligations in respect to the guarantees stated in Paragraph 1.a of this Attachment "J", are limited to Buyer's right to terminate the Purchase Agreement in respect to the relevant Aircraft, pursuant to Article 22.d. should it be reasonably verified that such Aircraft during the acceptance procedure specified in
            Article 7 of the Purchase Agreement, cannot comply with the performances guaranteed hereunder after Embraer has had a reasonable opportunity to cure such deficiencies in accordance with Article 7.

      4.3 In case during the above mentioned acceptance procedure, it is proven that the Aircraft performance does not comply with the performances specified in Paragraph 1.a of this Attachment "J", but Buyer considers it satisfactory by accepting delivery of such Aircraft, then Embraer shall not be liable to any claim or demand whatsoever from Buyer with respect to such performance guarantees.

      4.4 Upon acceptance of the Aircraft by Buyer, all obligations of Embraer regarding the Aircraft performance guarantees specified in Paragraph 1.a, shall cease.

5.    GUARANTEE COMPLIANCE

      5.1 Compliance with the guarantees of Section 1.a shall be based on the conditions specified in that section, the Aircraft configuration of
            Section 2 and the guarantee conditions of Section 3.

      5.2 Compliance with the takeoff, landing, and TOW Climb limit guarantees shall be based on the FAA-approved Airplane Flight Manual for the EMB-145.

      5.3 Compliance with the cruise specific air range, speed, and the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on the comparison mentioned in
            Section 4.1 above..

      5.4 The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with provisions of Section 1.a.

      5.5 Compliance with the Manufacturer's Empty Weight guarantee shall be based on information in the appropriate approved weight and balance



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                       SCHEDULE "B" TO THE AMENDMENT No 7
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            manual, or associated document or report.

      5.6 Compliance with the guarantees set forth in this Attachment does not depend on the engine meeting the performance requirements contained in the engine specification.

6.    EXCLUSIVE GUARANTEES

      6.1 The only performance guarantees applicable to the Aircraft are those set forth in this document. The performance guarantees set forth herein are established between Buyer and Embraer and may not be transferred or assigned to others, unless by previous written consent of Embraer.

      6.2 THE GUARANTEES, OBLIGATIONS AND LIABILITIES OF Embraer, AND REMEDIES OF Buyer SET FORTH IN THIS PERFORMANCE GUARANTEE ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND Buyer HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER RIGHTS, CLAIMS, DAMAGES AND REMEDIES OF Buyer AGAINST Embraer OR ANY ASSIGNED OF Embraer, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY ACHIEVED PERFORMANCE.

      6.3 The terms and conditions of this Performance Guarantee do not alter, modify or impair, in any way, the terms and conditions of Attachment C (EMB-145 AIRCRAFT WARRANTY CERTIFICATE) to this Agreement.